UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Eastside Distilling, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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EASTSIDE DISTILLING, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 28, 2023

TO THE STOCKHOLDERS:

Notice is hereby given that the 2023 annual meeting of stockholders of Eastside Distilling, Inc., a Nevada corporation (the “Company”), will be held at 2 p.m., Pacific time, on December 28, 2023 virtually, for the following purposes:

1.	To elect five individuals to the Board of Directors, each to serve until the annual meeting of stockholders to be held in 2024;
2.	To approve, by non-binding “say-on-pay” vote, the compensation of our named executive officers;
3.	To ratify the appointment of M&K CPAS, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;
4.	To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock, par value $0.0001 per share, from 1,750,000 to 6,000,000, which we refer to as the “Charter Amendment Proposal”;
5.	If the annual meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposal 4, the proxy holders may move to continue, adjourn, or postpone the annual meeting to enable our Board of Directors to solicit additional proxies; and
6.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

The annual meeting will be a virtual meeting held over the Internet. You will be able to attend the virtual annual meeting, vote your shares electronically and submit your questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/EAST2023 and entering your sixteen-digit control number located on your proxy card.

The Board of Directors has fixed the close of business on October 30, 2023 as the record date (the “Record Date”) for the determination of stockholders entitled to vote at this meeting or any adjourned meeting. Only stockholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the meeting and any adjournment thereof.

The Company is furnishing proxy materials to its stockholders through the Internet as permitted under the rules of the Securities and Exchange Commission. Under these rules, many of the Company’s stockholders will receive a Notice of Internet Availability of Proxy Materials instead of a paper copy of this Notice of Annual Meeting of Stockholders, the Proxy Statement, our proxy card, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. We believe this process gives us the opportunity to serve you more efficiently by making the proxy materials available quickly online and reducing costs associated with printing and postage. Stockholders who do not receive a Notice of Internet Availability of Proxy Materials will receive a paper copy of the proxy materials by mail.

Your vote is important. We urge you to submit your proxy (1) over the internet, (2) by telephone, or (3) by mail, whether or not you plan to attend the meeting in person. For specific instructions, please refer to “Procedural Matters” beginning on the first page of the proxy statement and the instructions on the proxy card relating to the annual meeting. We would appreciate receiving your proxy at your earliest convenience.

By Order of the Board of Directors

Geoffrey Gwin

CEO

Portland, Oregon

November 8, 2023

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on December 28, 2023: The proxy statement and our 2022 Annual Report are available at www.proxyvote.com.

Proxy Statement

For the Annual Meeting of

Stockholders To Be Held on December 28, 2023

*	To be voted on at the meeting

EASTSIDE DISTILLING, INC.

PROXY STATEMENT

FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

PROCEDURAL MATTERS

General

The enclosed proxy is solicited by the board of directors (the “Board of Directors” or the “Board”) of Eastside Distilling, Inc., a Nevada corporation, for use at the 2023 annual meeting of stockholders (the “Annual Meeting”) to be held on December 28, 2023 at 2:00 p.m., Pacific time, and at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The annual meeting will be a virtual meeting held over the Internet. Our telephone number at our principal executive offices is (971) 888-4264. As used in this proxy statement, “we,” “us,” “our” and the “Company” refer to Eastside Distilling, Inc.

On or about November 8, 2023, we are mailing to stockholders entitled to vote at the Annual Meeting a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of this proxy statement. The Notice contains instructions on how to access the Proxy Materials over the Internet at www.proxyvote.com. The Notice also contains instructions on how to request a paper copy of our proxy materials, including this proxy statement and a form of proxy card or voting instruction card.

What is the purpose of the annual meeting?

At our annual meeting, stockholders will act upon the matters outlined in the accompanying notice of the meeting and described in this proxy statement. These matters include the following:

●	the election of directors;

●	an advisory (non-binding) vote on the compensation of our named executive officers disclosed in this proxy statement;

●	a vote on the ratification of the selection of our independent registered public accounting firm;

●	A vote on a proposal to increase the authorized shares of Eastside common stock; and

●	A vote on the Adjournment, if necessary.

Please read this proxy statement carefully. You should consider the information contained in this proxy statement when deciding how to vote your shares at the annual meeting.

Who is entitled to vote?

The Board of Directors has set October 30, 2023 as the record date for the annual meeting. If you were a stockholder of record at the close of business on the record date, October 30, 2023, you are entitled to receive notice of the meeting and to vote your shares at the meeting and at any postponement or adjournment thereof. Holders of the Company’s common stock are entitled to one vote per share. Holders of the Company’s Series B Preferred Stock are entitled to 0.016129 votes per share of Series B Preferred Stock.

What is the difference between a “stockholder of record” and a “street name” holder?

These terms describe how your shares are held. If your shares are registered directly in your name with our transfer agent, Transfer Online, Inc., then you are a “stockholder of record.” If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares. You are considered to be the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the voting instructions provided by it.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the meeting online.

What is a proxy?

A proxy is your designation of another person to vote on your behalf. The other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. When you designate a proxy, you also may direct the proxy how to vote your shares. We sometimes refer to this as your “proxy vote.” By completing and returning the enclosed proxy card, or voting by internet or telephone, you are giving the persons appointed as proxies by our Board of Directors the authority to vote your shares.

What is a proxy statement?

A proxy statement is a document that we are required to give you, or provide you access to, in accordance with regulations of the Securities and Exchange Commission (the “SEC”), when we ask you to designate proxies to vote your shares of our common stock at a meeting of our stockholders. The proxy statement includes information regarding the matters to be acted upon at the meeting and certain other information required by regulations of the SEC and rules of The Nasdaq Stock Market (“Nasdaq”).

How many shares must be present to hold the meeting?

At least a majority of the shares entitled to vote at the meeting must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. Your shares are counted as present at the meeting if:

●	you are present in person at the meeting; or
●	you have properly submitted a proxy by mail, telephone or internet.

As of market close on October 30, 2023, 1,550,105 shares of our common stock and 2,500,000 shares of our Series B Preferred Stock were outstanding and entitled to vote. Because holders of common stock are entitled to one vote per share and holders of Series B Preferred Stock are entitled to 0.016129 votes per share, a total of 1,590,427 votes are entitled to be cast at the annual meeting. Proxies that are received and voted as withholding authority, abstentions, and broker non-votes (where a bank, trust, broker, or other nominee does not exercise discretionary authority to vote on a matter) will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote my shares?

If you are a stockholder of record as of the record date, you can give a proxy to be voted at the meeting in any of the following ways:

●	over the telephone by calling a toll-free number;
●	electronically, using the internet; or
●	by completing, signing, and mailing a printed proxy card (which may be downloaded and printed or that you separately request from us).

The telephone and internet voting procedures have been set up for your convenience. We encourage you to reduce corporate expenses by submitting your vote by telephone or internet. The procedures have been designed to authenticate your identity, to allow you to give voting instructions, and to confirm that those instructions have been recorded properly. If you are a stockholder of record and you would like to submit your proxy by telephone or internet, please refer to the specific instructions provided on the enclosed proxy card. If you wish to submit your proxy by mail, please access a proxy card in the materials available on the internet or request a proxy card from us and return your signed proxy card to us before the annual meeting.

If the shares you own are held in street name, your broker, bank, trust, or other nominee, as the record holder of your shares, is required to vote your shares according to your instructions. Your broker, bank, trust, or other nominee is required to send you directions on how to vote those shares. If you do not give instructions to your broker, bank, trust, or other nominee, it will still be able to vote your shares with respect to certain “discretionary” items but will not be allowed to vote your shares with respect to certain “non-discretionary” items. In the case of non-discretionary items, the shares that do not receive voting instructions will be treated as “broker non-votes.”

Stockholders will not be able to attend the Annual Meeting in person. If you were a stockholder of record as of the Record Date, you may access the virtual meeting by going to www.virtualshareholdermeeting.com/EAST2023 and following the instructions on the website to enter the first 13 digits of your control number printed on your proxy card or Notice of Internet Availability of Proxy Materials.

If you were a beneficial owner as of the Record Date of shares held in “street name” through a broker, bank or other nominee and you wish to attend the meeting and/or vote your shares during the meeting or submit questions during the meeting, you will need to provide proof of your authority to vote (legal proxy), which you must obtain from your nominee reflecting your holdings. You may forward an e-mail from your nominee or attach an image of your legal proxy and transmit it via e-mail to Transfer Online at info@transferonline.com and you should label the e-mail “Legal Proxy” in the subject line. Requests for registration must be received by Transfer Online no later than 12:00 A.M., Pacific Time, on December 27, 2023. You will then receive confirmation of your registration, with a control number by e-mail from Transfer Online. At the time of the meeting, you should go to www.virtualshareholdermeeting.com/EAST2023 and enter the first 13 digits of your control number.

Online access to the Annual Meeting will open at 1:45 p.m. Pacific Time to allow time for stockholders to log-in prior to the start of the Annual Meeting. You may vote or ask questions during the Annual Meeting by following the instructions available on the meeting website during the meeting.

Whether or not stockholders plan to participate in the virtual-only Annual Meeting, the Company urges stockholders to vote and submit their proxies in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting.

What does it mean if I receive more than one proxy card or voting instruction form?

If you receive more than one proxy card or voting instruction form, it means that you hold shares registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card, or if you submit your proxy vote by telephone or internet, vote once for each proxy card or voting instruction form you receive.

What if I do not specify how I want my shares voted?

If you submit a signed proxy card or submit your proxy by telephone or internet and do not specify how you want to vote your shares, the proxies will vote your shares:

●	FOR PROPOSAL NO. 1 the election of all of the five nominees for director;
●	FOR PROPOSAL NO. 2 the non-binding advisory approval of the compensation of our named executive officers disclosed in this proxy statement;
●	FOR PROPOSAL NO. 3 the ratification of the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for 2023.
●	FOR PROPOSAL NO. 4 the approval of an Amendment to the Articles of Incorporation to increase the number of authorized shares of common stock from 1,750,000 to 6,000,000;
●	FOR PROPOSAL NO. 5 if the annual meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposal 4, our proxy holders may move to continue, adjourn, or postpone the annual meeting at that time to enable our Board of Directors to solicit additional proxies; and
●	IN THE DISCRETION OF the persons named as proxies as to all other matters that may be properly presented at the annual meeting.

Can I change my proxy after submitting my proxy?

Yes, you may revoke your proxy and change your vote at any time before your proxy is voted at the annual meeting. If you are a stockholder of record, you may revoke your proxy and change your vote by submitting a later-dated proxy by telephone, internet, or mail, by voting in person at the meeting, or by delivering to our Secretary a written notice of revocation. Attending the meeting will not revoke your proxy unless you specifically request to revoke it.

If you hold your shares in street name, contact your broker, bank, trust, or other nominee regarding how to revoke your proxy and change your vote.

What is the vote required to approve each matter?

Proposal No. 1: Election of Directors. The affirmative vote of the holders of a plurality of the votes cast on the election of directors at the meeting is required for nominees to be elected as directors. The five nominees receiving the highest number of votes will be elected to the Board. Votes withheld and broker non-votes will have no effect on the vote.

Proposal No. 2: Advisory approval of compensation of our named executive officers. Because this is an advisory vote, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements. This proposal will be approved upon the affirmative vote of a majority of the common stock present in person or by proxy at the meeting. For purposes of counting votes on this matter, abstentions will have the effect of voting against the matter and broker non-votes will have no effect on the vote.

Proposal No. 3: Independent Registered Public Accounting Firm. The affirmative vote of a majority of the common stock present in person or by proxy at the meeting is necessary to approve the ratification of our independent registered public accounting firm for 2023. For purposes of counting votes on this matter, abstentions will have the effect of voting against the matter and broker non-votes will have no effect on the vote.

Proposal No. 4: The Charter Amendment Proposal. We are asking stockholders to approve the filing by the Company of an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock from 1,750,000 to 6,000,000, in order to comply with the Company’s obligation under the Debt Satisfaction Agreement made with the Company’s principal creditors in September 2023. The affirmative vote of the holders of shares having a majority of the voting power in the Company is necessary to approve the Charter Amendment Proposal. For purposes of counting votes on this matter, abstentions will have the effect of voting against the matter and broker non-votes will have no effect on the vote.

Proposal No. 5: The Adjournment Proposal. The affirmative vote of a majority of the common stock present in person or by proxy at the meeting is necessary to approve the Adjournment Proposal. For purposes of counting votes on this matter, abstentions will have the effect of voting against the matter and broker non-votes will have no effect on the vote.

Are there other matters to be voted on at the meeting?

As of the date of this proxy statement, our Board of Directors does not know of any matters which may come before the meeting other than the matters described in this proxy statement. Should any other matter requiring a vote of the stockholders arise and be properly presented at the annual meeting, the proxy gives the persons named in the proxy and designated to vote the shares discretionary authority to vote or otherwise act with respect to any such matter in accordance with their best judgment.

What happens if the Annual Meeting is postponed?

Your proxy may be voted at the postponed meeting. You will still be able to change your proxy until it is voted.

How does the Board recommend that I vote?

The Board of Directors recommends that you vote:

●	FOR PROPOSAL NO. 1 the election of all of the five nominees for director;
●	FOR PROPOSAL NO. 2 the non-binding advisory approval of the compensation of our named executive officers disclosed in this proxy statement;
●	FOR PROPOSAL NO. 3 the ratification of the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for 2022;
●	FOR PROPOSAL NO. 4 the approval of the Charter Amendment Proposal; and
●	FOR PROPOSAL NO. 5 the Adjournment Proposal.

Who pays for this proxy solicitation?

All costs incurred by the Board of Directors in soliciting proxies will be borne by the Company. Our directors, officers, and other employees may, without compensation other than their regular compensation, solicit proxies by further mailing or personal conversation, or by telephone, facsimile or electronic means. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses for forwarding soliciting material to the beneficial owners of our common stock.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to be Held on December 28, 2023:

Our proxy statement and 2022 Annual Report are

available at www.proxyvote.com.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

General

Our Bylaws provide that the Board of Directors shall have not fewer than three (3) nor more than nine (9) seats. The Board of Directors has set the size of the Board of Directors at five (5). The directors shall be elected at each annual general meeting of the stockholders and, except as otherwise provided by applicable law, our Articles of Incorporation or Bylaws, each director shall hold office until the next annual meeting of stockholders or until the director’s successor has been elected and qualified. If for any reason directors are not elected at the annual meeting of the stockholders, they may be elected at any special meeting of the stockholders that is duly called and held for that purpose in the manner provided by the Bylaws.

Set forth below is certain information furnished to us by the director nominees.

Nominees for Director

Five directors are to be elected at the Annual Meeting, each for a one-year term ending on the earlier of: (a) the annual meeting of stockholders to be held in 2024; or (b) her or his successor is duly elected and qualified. The Board of Directors has nominated Elizabeth Levy-Navarro, Eric Finnsson, Robert Grammen, Stephanie Kilkenny, and Geoffrey Gwin for election to the Board of Directors.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the election of each of the nominees to the Board of Directors. Each nominee has indicated that he or she will serve if elected. We do not anticipate that any of these nominees will be unable or unwilling to stand for election, but if that occurs, all proxies received may be voted by the proxy holders for another person nominated by the Board of Directors. As there are five positions on the Board of Directors to be filled, proxies may be voted for up to five persons.

Vote Required for Election of Directors

If a quorum is present, the nominees for election to the Board of Directors receiving the greatest number of votes cast “for” the election of the directors by the shares present, in person or by proxy, will be elected to the Board of Directors. Votes withheld and broker non-votes are not counted toward a nominee’s total.

Director Nominees

The names and certain information as of the Record Date about the nominees are set forth below.

Elizabeth Levy-Navarro, age 60, was appointed to our Board of Directors on March 22, 2021 and was elected to serve as Chairman of the Board on February 1, 2022. Ms. Levy-Navarro co-founded and was Chief Executive Officer of Orrington Strategies, a management consulting firm, helping consumer products and financial services executives grow their businesses and brands, from 2002 to 2017. Since 2018, she has been a corporate advisor with Summit Strategy Advisors. From 1993 to 2002, Ms. Levy-Navarro served as Practice Leader and Operating Committee Member for The Cambridge Group. Ms. Levy-Navarro led her practice helping corporate executives develop and implement business growth strategies. Ms. Levy-Navarro currently serves on the Wilshire Mutual Funds Board and the Munich Re Americas Board, a subsidiary board. She formerly served on the Burke Distributor Holdings Board, a Midwest spirits, wine, and beer distributor. Ms. Levy-Navarro earned her MBA in Finance from The Wharton School, University of Pennsylvania, and holds a BBA in Marketing from University of Michigan. We believe Ms. Levy-Navarro adds value to the board because of her experience in executive strategic leadership and board governance.

Eric Finnsson, age 62, was appointed to our Board of Directors on July 30, 2020. Since March 2019, Mr. Finnsson has served as chief financial officer of GLG Life Tech Corporation, a producer of zero calorie natural sweeteners. Prior to joining GLG Life Tech Corporation, Mr. Finnsson worked as an independent consultant, offering finance and business consulting services to start-ups and individuals investing in China. A retired audit partner, Mr. Finnsson worked for KPMG for over 25 years in Canada, Europe and China, including three years specializing in Global Risk Management in KPMG’s International Headquarters. During his time with KPMG in China, Mr. Finnsson specialized in auditing and advising large multinational groups in the food and beverages and manufacturing sectors. Mr. Finnsson graduated from The University of British Columbia in 1987 with a major in Economics and received his designation as a Canadian Chartered Accountant in 1990.We believe Mr. Finnsson’s experience in finance, compliance and management provides a value to the Board.

Robert Grammen, age 68, was appointed to our Board of Directors on June 15, 2020. Since 1999, Mr. Grammen has been affiliated with EFO Management, LLC, where he currently serves as a managing director. EFO Management, LLC is a family investment office, where Mr. Grammen is responsible for the origination, analysis, structure and execution of direct debt and equity investments across a wide range of asset classes that include IT, healthcare, hospitality, spirits and real estate. Prior to joining EFO Management, LLC, Mr. Grammen served as a vice president of International Trading Group, focusing on the purchase, restructure, and sale of distressed municipal bond debt. Mr. Grammen received his Bachelor of Arts in Economics from Bethany College, Bethany, West Virginia. We believe Mr. Grammen’s experience in finance and investment provides value to the Board.

Stephanie Kilkenny, age 52, was appointed to our Board of Directors on October 24, 2019. Ms. Kilkenny was the former managing director of Azuñia Tequila, and together with her spouse, owns and controls TQLA, LLC (“TQLA”), the majority owner of Intersect Beverage, LLC. Ms. Kilkenny earned a BS Psychology from Ursinus College in Pennsylvania and studied photography and interior design after relocating to California. Her work experience includes client services, operations management and event planning; as well as opening her own interior design firm. Stephanie currently volunteers as Board President of the Lucky Duck Foundation, a non-profit organization committed to preventing and alleviating the suffering of homelessness in San Diego County. The foundation has raised close to $20 million dollars since Ms. Kilkenny and her husband Patrick founded it in 2005. We believe Ms. Kilkenny adds value to the board because of her experience as managing director of Azuñia Tequila.

Geoffrey Gwin, age 55, was appointed as our Chief Executive Officer on February 1, 2022 and our Chief Financial Officer as of June 15, 2020. Mr. Gwin previously served as a member of the board of directors from August 2019 through June 2020. Mr. Gwin formed Group G Capital Partners, LLC in 2003 and has continuously managed its related strategies as its Chief Investment Officer. From June 2018 until February 2020, Mr. Gwin was a Member of Quad Capital Management Advisors, LLC and the Managing Member of Group G Capital Partners, LLC. Mr. Gwin was the Chairman of the Board and later a Board Observer of SMArtX Advisory Solutions, Inc., a private company offering technology solutions to wealth advisors, RIA’s and other financial services firms. Mr. Gwin has held positions at Symphony Asset Management, BHF-BANK Aktiengesellschaft, and Citibank, Inc. over the last three decades. Mr. Gwin holds a Bachelor of Science in Business from Wake Forest University and is a Chartered Financial Analyst. We believe that Mr. Gwin’s experience in corporate finance is a benefit to the Board, and that his presence on the Board facilitates communication between the Board and the Company’s executives.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF ELIZABETH LEVY-NAVARRO, ERIC FINNSSON, ROBERT GRAMMEN, STEPHANIE KILKENNY, AND GEOFFREY GWIN TO THE BOARD OF DIRECTORS.

Executive Officers

The names and certain information about our executive officers as of the Record Date are set forth below:

Name	Age	Position
Geoffrey Gwin	55	Chief Executive Officer and Chief Financial Officer
Stephanie Kilkenny	52	Corporate Secretary

Our executive officers are each appointed by the Board of Directors and serve at the Board’s discretion. There are no family relationships among our officers or directors.

Geoffrey Gwin, see information in preceding section.

Stephanie Kilkenny, see information in preceding section.

CORPORATE GOVERNANCE

Board of Directors Leadership Structure

On February 1, 2022, Ms. Elizabeth Levy-Navarro was appointed as Chairman of the Board, and Mr. Geoffrey Gwin was appointed as Interim Chief Executive Officer. We have determined that our current leadership structure suits our current leadership needs as we seek to implement our new sustainable business strategy and reinvent our business model for sustainable success and value creation. We recognize that different board leadership structures may be appropriate for companies in different situations and should be reviewed and carefully considered periodically in light of the Board’s composition and the needs of the Company. As a result, we intend to closely review and consider the optimal Board leadership structure for the Company at and following the Annual Meeting.

Our chair of the Board of Directors is responsible for the effective functioning of our Board of Directors, enhancing its efficacy by guiding Board of Directors processes and presiding at Board of Directors meetings. We expect our Chair to also act as a liaison between our Board of Directors and executive management, facilitating clear and open communication between management and the Board of Directors.

Board of Directors Role in Risk Oversight

One of the key functions of our Board of Directors is informed oversight of our risk management process. Our Board of Directors does not have a standing risk-management committee, but rather administers this oversight function directly through our Board of Directors as a whole, as well as through our various standing committees as described below, that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure, and discusses with management our major risk exposures, their potential impact on us and the steps we take to manage them. While our Board is ultimately responsible for risk oversight, our standing committees and management assist the Board of Directors in fulfilling its oversight responsibilities in certain areas of risk. For example, our audit committee is responsible for monitoring and assessing risk exposure related to financing, accounting, and investment risks.

Director Independence

Generally, under the listing requirements and rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors. Our Board of Directors has undertaken a review of its composition, the composition of its committees and the independence of each director. Our Board of Directors has determined that directors Eric Finnsson, Robert Grammen, and Elizabeth Levy-Navarro, are independent within the meaning of Nasdaq listing standards. Accordingly, a majority of our directors are independent, as required under applicable Nasdaq rules. In making this determination, our Board of Directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. The Board of Directors further considered all transactions set forth under “Certain Relationships and Related Transactions” below.

Standing Committees and Attendance

The Board of Directors held a total of nine meetings during 2022. During 2022, each incumbent director attended at least eight of the meetings of our Board of Directors during the time period in which the director served.

The Board of Directors has established the following standing committees: an audit committee, a compensation committee, and a nominating & corporate governance committee. The Board of Directors determined that establishing standing audit, compensation, and nominating & corporate governance committees is an important element of sound corporate governance. During 2022, each incumbent director attended at least 75% of the meetings of the audit, compensation, and nominating & corporate governance committees upon which each director then served, if any.

Audit Committee

Our audit committee oversees the engagement of our independent public accountants, reviews our audited financial statements, meets with our independent public accountants to review internal controls and reviews our financial plans. Our audit committee currently consists of Eric Finnsson, who is the chair of the committee, Robert Grammen and Elizabeth Levy-Navarro. Each of Messrs. Finnsson, Grammen, and Ms. Levy-Navarro has been determined by our Board of Directors to be independent in accordance with Nasdaq and SEC standards. Our Board of Directors has also designated Mr. Finnsson as an “audit committee financial expert” as the term is defined under SEC regulations and has determined that Mr. Finnsson possesses the requisite “financial sophistication” under applicable Nasdaq rules. The audit committee operates under a written charter which is available on our website at https://www.eastsidedistilling.com/investors. Both our independent registered accounting firm and internal financial personnel will regularly meet with our audit committee and have unrestricted access to the audit committee. Each member of the audit committee is able to read and understand fundamental financial statements, including our consolidated balance sheets, consolidated statements of operations, and consolidated statements of cash flows. Further, no member of the audit committee has participated in the preparation of our consolidated financial statements, or those of any of our current subsidiaries, at any time during the past three years.

Audit Committee Report

In connection with our financial statements for the fiscal year ended December 31, 2022, the Audit Committee has:

●	Reviewed and discussed the audited financial statements with management;

●	Discussed with our independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301 (Communications with Audit Committees); and

●	Received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

Based upon these reviews and discussions, the Audit Committee approved our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 31, 2023.

Submitted by the Audit Committee:

Eric Finnsson (Chair)

Robert Grammen

Elizabeth Levy-Navarro

Compensation Committee

Our compensation committee reviews and recommends policies, practices, and procedures relating to compensation for our directors, officers and other employees and advising and consulting with our officers regarding managerial personnel and development. Our compensation committee currently consists of Elizabeth Levy-Navarro, who is the chair of the committee, Eric Finnsson, and Robert Grammen. Each of Messrs. Finnsson, Grammen and Ms. Levy-Navarro has been determined by our Board of Directors to be independent in accordance with Nasdaq standards. Each member of our compensation committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. The compensation committee operates under a written charter which is available on the Company’s website at https://www.eastsidedistilling.com/investors. Under its charter, the functions of the compensation committee include:

●	Reviewing and approving annually the corporate goals and objectives applicable to the CEO;
●	Reviewing and approving the compensation of all other executive officers;
●	Reviewing and making recommendations to the Board of Directors regarding incentive compensation plans and equity-based plans;
●	Reviewing and approving any employment agreements, severance agreements or plans or change-in-control arrangements with executive officers;
●	Reviewing director compensation for service on the Board of Directors and committees at least once a year and to recommend any changes to the Board of Directors; and
●	Developing and recommending to the Board of Directors for approval an officer succession plan to develop and evaluate potential candidates for executive positions.

The compensation committee may delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the compensation committee may deem appropriate in its sole discretion.

Pursuant to its charter, the compensation committee has the authority, in its sole discretion, to select, retain and obtain the advice of a compensation consultant, outside legal counsel, or other advisors as it deems necessary to fulfill its duties and responsibilities under its charter. The compensation committee did not engage any consultants in 2022.

Nominating & Corporate Governance Committee

Our nominating and corporate governance committee (“Nominating Committee”) evaluates the composition, size and governance of our Board of Directors and its committees, evaluating and recommending candidates for election to our Board of Directors, establishing a policy for considering stockholder nominees and reviewing our corporate governance principles, establishing director compensation and providing recommendations to the Board of Directors. Our nominating committee currently consists of Robert Grammen, who is the chair of the committee, Eric Finnsson and Elizabeth Levy-Navarro. Each of Messrs. Finnsson, Grammen, and Ms. Levy-Navarro has been determined by our Board of Directors to be independent in accordance with Nasdaq standards. The Nominating Committee operates under a written charter which is available on the Company’s website at hhttps://www.eastsidedistilling.com/investors.

Director Nomination Process

The nominating committee identifies director nominees by first considering those current members of the Board of Directors who are willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of the skills and experiences of the current members and the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective or skills and experiences. If any member of the Board of Directors does not wish to continue in service, if the nominating committee or the Board of Directors decides not to re-nominate a member for reelection, if the nominating committee or the Board of Directors decided to fill a director position that is currently vacant, or if the nominating committee or the Board of Directors decides to recommend that the size of the Board of Directors be increased, the nominating committee identifies the desired skills needed by the board and will evaluate the experience of a new nominee in light of the criteria described below. Current members of the Board of Directors and management are polled for suggestions as to individuals meeting the Board of Directors’ criteria. Research may also be performed to identify qualified individuals and, if appropriate, the nominating committee may engage a search firm. Nominees for director are selected by a majority of the members of the Board of Directors, with any current directors who may be nominees themselves abstaining from any vote relating to their own nomination. We anticipate that all of our directors will participate in the consideration of the director nominees for election at the Company’s upcoming annual meeting. Although the nominating committee and the Board of Directors do not have a formal diversity policy, the Board of Directors expects that the nominating committee will consider such factors as it deems appropriate to develop a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors. Factors considered by the nominating committee include judgment, knowledge, skill, diversity (including factors such as race, gender, and experience), integrity, experience with businesses and other organizations of comparable size, including experience in the spirits and mobile canning industries, business, finance, administration or public service, the relevance of a candidate’s experience to our needs and experience of other board members, familiarity with national and international business matters, experience with accounting rules and practices, the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members, and the extent to which a candidate would be a desirable addition to the Board of Directors and any committees of the Board of Directors.

In addition, directors are expected to be able to exercise their best business judgment when acting on behalf of the Company and all stockholders, act ethically at all times, and adhere to the applicable provisions of our Code of Business Conduct and Ethics. Other than consideration of the foregoing and applicable SEC and Nasdaq requirements, unless determined otherwise by the nominating committee, there are no stated minimum criteria, qualities, or skills for director nominees. However, the nominating committee may also consider such other factors as it may deem are in the best interests of us and all stockholders. In addition, at least one member of the Board of Directors serving on the audit committee should meet the criteria for an “audit committee financial expert” having the requisite “financial sophistication” under applicable Nasdaq and SEC rules, and a majority of the members of the Board of Directors should meet the definition of “independent director” under applicable Nasdaq rules.

The nominating committee and the Board of Directors may consider suggestions for persons to be nominated for director that are submitted by stockholders. The nominating committee will evaluate stockholder suggestions for director nominees in the same manner as it evaluates suggestions for director nominees made by management, then-current directors, or other appropriate sources. Stockholders suggesting persons as director nominees or stockholders who intend to nominate a person as a director nominee must send information about a proposed nominee to our Secretary at our principal executive offices as referenced above at least 90 days before the anniversary of the prior year’s annual stockholder meeting (unless the annual meeting is to be held more than thirty days before or sixty days after such anniversary, in which case suggestions for nominees must be submitted no later than 90 days prior to the meeting). This information should be in writing and should include a signed statement by the proposed nominee that he or she is willing to serve as a director of Eastside Distilling, Inc., a description of the proposed nominee’s relationship to the stockholder and any information that the stockholder feels will fully inform the Board of Directors about the proposed nominee and his or her qualifications. The Board of Directors may request further information from the proposed nominee and the stockholder making the recommendation.

Code of Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers, and directors. We will provide to any person without charge, upon request, a copy of our Code of Business Conduct and Ethics. Requests may be directed to our principal executive offices at 2321 NE Argyle Street, Unit D, Portland, Oregon 97211. Also, a copy of our Code of Business Conduct and Ethics is available on our website. We will disclose, on our website, any amendment to, or a waiver from, a provision of our Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the Code of Business Conduct and Ethics enumerated in applicable rules of the SEC.

2022 Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Total ($)
Elizabeth Levy-Navarro	-	138,150	-	138,150
Eric Finnsson	-	115,000	-	115,000
Robert Grammen	-	115,000	-	115,000
Stephanie Kilkenny	-	50,000	-	50,000
Joseph Giansante	-	34,250	-	34,250

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The following table sets forth the compensation awarded to, earned by or paid to our Named Executive Officers for services rendered during the fiscal years ended December 31, 2022 and 2021.

Name and Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)		All Other Compensation ($)	Total ($)
Geoffrey Gwin	2022	250,000	-	-		-	250,000
Chief Executive Officer and Chief Financial Officer	2021	232,692	-	6,878	(1)	-	239,570

Paul Block	2022	70,513	-	205,700	(2)	-	276,213
Chief Executive Officer (resigned February 1, 2022)	2021	350,000	-	200,000	(3)	-	550,000

(1)	Mr. Gwin received a grant of 1,250 shares of common stock, which vested on January 15, 2023.
(2)	Mr. Block was issued 8,500 shares of common stock valued at $24.20 per share pursuant to his separation agreement after he resigned from the Company on February 1, 2022.
(3)	Mr. Block received a grant of the equivalent of $200,000 of RSUs, one-twelfth (1/12) of which would have been earned and vested on each of March 31, June 30, September 30 and December 31, beginning March 31, 2021 and ending December 31, 2023, if Mr. Block remained employed on the applicable vesting date. Mr. Block resigned from the Company February 1, 2022.

All Other Compensation

None.

Outstanding Equity Awards at 2022 Fiscal Year-End

There were no equity awards made to any of the Named Executive Officers that were outstanding as of December 31, 2022.

Employment Agreement

The Company does not have a written employment agreement with any executive officer.

The Company does not have a formal severance policy or plan applicable to the executive officers as a group.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The following is a description of transactions since January 1, 2022 as to which the amount involved exceeds the lesser of $120,000 or one percent (1%) of the average of our total assets at year-end for the last two completed fiscal years and in which any related person has or will have a direct or indirect material interest, other than equity and other compensation, termination and other arrangements which are described above under the headings “Compensation of Directors” and “Executive Compensation.” As of the date of this Proxy Statement, there are no proposed transactions as described in the foregoing sentence.

Stephanie Kilkenny

During 2022, we entered into a Secured Line of Credit Promissory Note with TQLA LLC and amended it twice for an aggregate borrowing of $3 million. On October 7, 2022, we entered into a Note Purchase Agreement with Aegis Security Insurance Company, under which we borrowed $4.5 million, and we repaid the TQLA Note with a portion of the proceeds. TQLA LLC is owned by Stephanie Kilkenny and her husband, Patrick Kilkenny. Patrick Kilkenny is also the principal owner of Aegis Security Insurance Company.

During December 2022, LD Investments loaned us $0.7 million. The principal owner of LD Investments is Patrick Kilkenny.

We believe that the foregoing transactions were in the best interests of the Company. Consistent with Section 78.140 of the Nevada Revised Statutes, it is our current policy that all transactions between us and our officers, directors and their affiliates will be entered into only if such transactions are approved by a majority of the disinterested directors, are approved by vote of the stockholders, or are fair to us as a corporation as of the time they are authorized, approved or ratified by the board. We will conduct an appropriate review of all related party transactions on an ongoing basis, and, where appropriate, we will utilize our audit committee for the review of potential conflicts of interest.

Policies and Procedures for Transactions with Related Persons

Our audit committee is responsible for reviewing, approving, and overseeing any transaction between the Company and any related person and any other potential conflict of interest situations on an ongoing basis. Our informal policy has been that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock and any members of the immediate family of any of the foregoing persons are not permitted to enter into a related person transaction with us without the prior consent of our audit committee. Under this policy, any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of any class of our voting securities or any member of the immediate family of any of the foregoing persons, in which the amount involved exceeds $120,000 and such person would have a direct or indirect interest, must first be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, our audit committee may consider the material facts of the transaction, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction. All of the transactions described above were entered into after presentation, consideration, and approval by our Board of Directors.

In circumstances where one or more members of the audit committee may have a potential conflict of interest with respect to, or an interest in, any relationship or transaction involving the Company, we may establish a special committee consisting of disinterested directors to act on the Company’s behalf with respect to such relationship or such transaction.

STOCK OWNERSHIP

Security Ownership of Principal Stockholders, Directors and Management

Common Stock

The following table sets forth information as of October 30, 2023 as to each person or group who is known to us to be the beneficial owner of more than 5% of any class of our outstanding voting securities and as to the voting security and percentage ownership of each of our executive officers and directors and of all of our officers and directors as a group. As of October 30, 2023, the Company had 1,550,105 shares of common stock outstanding.

Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power over securities. Except in cases where community property laws apply or as indicated in the footnotes to this table, we believe that each stockholder identified in the table possesses sole voting and investment power over all shares of common stock shown as beneficially owned by the stockholder.

Shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of the date of October 30, 2023 are considered outstanding and beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Name And Address (1)	Number of Common Shares Beneficially Owned		Percentage Owned
5% Stockholders:
Crater Lake Pte Ltd (2)	46,156	(3)	2.89%
The B.A.D. Company, LLC (4)
Michael Bigger (5)	306,338	(6)	19.76%
TQLA, LLC	145,833	(7)	8.60%

Directors and Named Executive Officers
Geoffrey Gwin	22,216	(8)	1.43%
Eric Finnsson	35,161	(9)	2.27%
Stephanie Kilkenny	451,236	(10)	26.59%
Robert Grammen	94,756	(11)	6.11%
Elizabeth Levy-Navarro	44,229	(12)	2.85%
All directors and executive officers as a group (5 persons)	647,598		38.14%

(1)	Unless otherwise noted, the address is c/o Eastside Distilling, Inc., 2321 NE Argyle, Unit D, Portland, Oregon 97211.

(2)	The address is 883 North Bridge Road, #06-05 Southbank, Singapore 198785.

(3)	Includes 40,323 shares of common stock issuable upon conversion of 2,500,000 shares of the Company’s Series B Preferred Stock and 5,833 shares of common stock of the registrant issuable upon exercise of warrants at an exercise price of $75.00 per share.

(4)	The address is 14 Wall Street, 2nd Floor, c/o District 2 Capital Fund LP, Huntington, New York 11743.

(5)	The address is 11434 Glowing Sunset Lane, Las Vegas, Nevada 89135.

(6)	The B.A.D. Company, LLC and Michael Bigger, the Managing Member of Bigger Capital, LLC, which is the Manager of The B.A.D. Company, LLC, along with certain affiliates are a “group” as that term is defined by the SEC. Members of the group also own promissory notes convertible into 130,916 shares of common stock, warrants exercisable to purchase 45,000 shares of common stock, and Series C Preferred Stock convertible into 1,838,000 shares of common stock, none of which common shares are included in the table above because the derivative securities contain a 9.99% beneficial ownership limitation on conversion. The information in this note is based on a Schedule 13G filed on February 4, 2023.

(7)	Shares issuable upon exercise of a six-year warrant at a price of $33.08 per share.

(8)	Includes 5,350 shares held by Group G Investments, LP (“Group G Investments”), the general partner of which is Group G Capital Partners, LLC. Mr. Gwin is the managing member and Chief Investment Officer of Group G Capital Partners, LLC and is also a limited partner of Group G Investments. By virtue of his roles with Group G Capital Partners, LLC, he may be deemed to be the indirect beneficial owner of Group G Investments’ portfolio securities; however, he disclaims beneficial ownership of the reported securities, except to the extent of his pecuniary interest therein.

(9)	Includes 250 shares underlying presently exercisable stock options.

(10)	Includes 7,292 shares held in Ms. Kilkenny’s capacity as trustee of the Stephanie A. Kilkenny Trust, 145,833 shares issuable upon exercise of warrants held by TQLA, LLC, which Ms. Kilkenny, together with her spouse, owns and controls; 1,389 warrants held directly by Patrick J. Kilkenny, Trustee of the Patrick J. Kilkenny Revocable Trust, and 296,722 shares owned by The B.A.D. Company, LLC, in which two companies majority-owned by Patrick Kilkenny hold a 50% equity interest. Mr. Kilkenny is the spouse of the Reporting Person.

(11)	Includes 250 shares underlying presently exercisable stock options.

(12)	Includes 250 shares underlying presently exercisable stock options.

Series B Preferred Stock

The following table sets forth information as of October 30, 2023 as to each person or group who is known to us to be the beneficial owner of more than 5% of our outstanding Series B preferred stock. As of October 30, 2023, we had 2,500,000 shares of Series B preferred stock outstanding.

Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power over securities. Except in cases where community property laws apply or as indicated in the footnotes to this table, we believe that each stockholder identified in the table possesses sole voting and investment power over all shares of capital stock shown as beneficially owned by the stockholder.

Name And Address	Number of Series B Preferred Shares Beneficially Owned	Percentage Owned
5% Stockholders:
Crater Lake Pte Ltd	2,500,000	100.00%
883 North Bridge Road #06-05 Southbank Singapore 198785

PROPOSAL NO. 2

ADVISORY VOTE (NON-BINDING) ON EXECUTIVE COMPENSATION

Our executive compensation program is intended to attract, motivate, reward, and retain the senior management talent required to achieve our corporate objectives and increase stockholder value. Our philosophy in setting compensation policies for executive officers is to align pay with performance, while at the same time providing competitive compensation. We believe that our compensation policies and procedures are aligned with the long-term interests of our stockholders.

As required by Section 14A of the Exchange Act, this proposal seeks a stockholder advisory vote on the approval of compensation of our named executive officers as disclosed pursuant to Item 402 of Regulation S-K through the following resolution:

“RESOLVED, that the stockholders approve the compensation of Eastside Distilling, Inc.’s executives, as disclosed in the compensation tables, and the related disclosure contained in the proxy statement.”

Our Board of Directors urges you to endorse the compensation program for our executive officers by voting FOR the above resolution. The Compensation Committee of the Board of Directors believes that the executive compensation for 2022 was reasonable, appropriate, and justified by the Company’s performance. The Board of Directors recommended, and our stockholders approved, that the advisory vote on executive compensation be held every year. Therefore, the next advisory vote on executive compensation after the 2023 annual meeting will occur at the 2024 annual meeting of stockholders.

Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF OUR EXECUTIVE COMPENSATION PROGRAM AS DISCLOSED IN THIS PROXY STATEMENT. UNLESS OTHERWISE INSTRUCTED, THE PERSONS NAMED AS PROXIES INTEND TO VOTE ALL PROXIES RECEIVED FOR APPROVAL OF OUR EXECUTIVE COMPENSATION PROGRAM.

PROPOSAL NO. 3

RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected M&K CPAS, PLLC (“M&K”) as our independent registered public accounting firm for the year ending December 31, 2023. M&K began serving as our independent auditor as of October 6, 2017. Services provided to us by M&K in 2022 and 2021 are described under the heading “Principal Accountant Fees and Services” below.

Our Board of Directors is asking our stockholders to ratify the selection of M&K as our independent registered public accounting firm for the year ending December 31, 2023.

Representatives of M&K plan to attend the annual meeting of stockholders, will have the opportunity to make a statement if they desire to do so, and will respond to appropriate questions by stockholders.

Principal Accountant Fees and Services

Audit Fees

M&K billed us $64,425 in fees for our 2022 annual audit and $59,000 in fees for the completion of our 2021 audit. M&K also billed $34,500 and $31,500 in fees for the review of our quarterly financial statements in 2022 and 2021, respectively.

Audit Related Fees

We paid fees to M&K for assurance and related services of $0 and $15,500 related to other SEC filings in 2022 and 2021, respectively.

Tax Fees

For the years ended December 31, 2022 and 2021, the aggregate fees billed for tax compliance by M&K were $4,500 and $4,000, respectively.

Pre-Approval Policies and Procedures

We have implemented pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, our audit committee pre-approves all services to be provided by M&K and the estimated fees related to these services.

All audit, audit related, and tax services were pre-approved by the audit committee, which concluded that the provision of such services by M&K was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. Our pre-approval policies and procedures provide for the audit committee’s pre-approval of specifically described audit, audit-related, and tax services on an annual basis, but individual engagements anticipated to exceed pre-established thresholds must be separately approved. The policies and procedures also require specific approval by the audit committee if total fees for audit-related and tax services would exceed total fees for audit services in any fiscal year. The policies and procedures authorize the audit committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

Vote Required

The ratification of the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for the fiscal year ended December 31, 2023, requires that the votes cast in favor of the proposal exceed the votes cast against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF M&K CPAS, PLLC

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

PROPOSAL NO. 4

THE CHARTER AMENDMENT PROPOSAL

The Board of Directors has approved a resolution that the Company’s Articles of Incorporation should be amended to increase number of authorized shares of Common Stock, $0.0001 par value, and that approval of the amendment by the stockholders be solicited. At present, the Articles of Incorporation authorize the Board of Directors to issue up to 1,750,000 shares of Common Stock, of which 1,550,105 have been issued. The Board’s resolution would increase to 6,000,000 the number of shares of Common Stock authorized to be issued.

FOR THE REASONS SET FORTH BELOW, APPROVAL OF THIS RESOLUTION IS CRUCIAL TO THE SURVIVAL OF EASTSIDE DISTILLING. WE URGE YOU TO REVIEW THOSE REASONS AND TO VOTE IN FAVOR OF THE PROPOSAL.

Background – The Debt-to-Equity Exchange and the Preservation of our Nasdaq listing.

On April 5, 2023, the Staff of the Listing Qualifications Department of the Nasdaq Stock Market notified Eastside Distilling that it had fallen out of compliance with the requirements for continued listing of Eastside common stock on Nasdaq. Specifically, Nasdaq Listing Rule 5550(b)(1) requires that the stockholders’ equity of a listed company must exceed $2.5 million. As of December 31, 2022, Eastside Distilling had a stockholders’ equity deficit of $(1,516,000). Subsequently, as of June 30, 2023, the Company’s stockholders’ equity deficit had fallen to $(4,038,000). On June 8, 2023, the Staff advised Eastside Distilling that it must increase its stockholders’ equity to $2,500,000 by September 30, 2023 or the Company’s common stock would be removed from Nasdaq.

Management of Eastside Distilling considers maintenance of a Nasdaq listing to be critical to the Company’s business. Our efforts to grow into a profitable enterprise will require capital, and the sources of capital available to a company listed on Nasdaq far exceed the sources available to a company listed on the over-the-counter market. For this reason, management approached the Company’s principal creditors to solicit an exchange of debt for equity, which would cause the necessary increase in the Company’s stockholders’ equity.

Months of negotiations resulted in the execution on September 29, 2023 of a Debt Satisfaction Agreement among Eastside Distilling and its four principal creditors. The creditors agreed to cancel $6,510,000 of debt owed to them by Eastside Distilling and, in exchange, Eastside Distilling agreed to issue to a holding company recently created by the four creditors (“The B.A.D. Company, LLC”) 296,722 shares of common stock and 200,000 shares of Series C Preferred Stock, a security newly designated for this purpose. That debt-equity exchange, supplemented by other actions by management, allowed Eastside Distilling to report to the Nasdaq Staff that as of September 30, 2023 Eastside Distilling was in compliance with the Listing Rules. Nasdaq replied that, based on our submission, the Staff determined that Eastside Distilling complies with Rule 5550(b)(1), subject to confirmation in November when Eastside Distilling files its Quarterly Report for the September quarter.

The Series C Preferred Stock carries no voting rights. However, each share of Series C Preferred Stock has a stated value of $28.025 and may be converted into Common Stock by dividing the stated value by the Conversion Ratio, which is currently $3.05 per share. The 200,000 shares of Series C Preferred Stock, therefore, have the potential to convert into 1,837,705 shares of Common Stock, but only subject to a 9.9% Beneficial Ownership Limitation. In other words, Series C Preferred Stock can only be converted if, upon completion of the conversion, the Common Stock owned by The B.A.D. Company and its affiliates would be less than 9.9% of the total outstanding Common Stock.

The value of this transaction to The B.A.D. Company and its members rests in their anticipation of being able to convert Series C shares into Common Stock that The B.A.D. Company can then sell on Nasdaq – presumably for a price in excess of $3.05 per share. To facilitate the realization of that goal, the creditors insisted that the Debt Satisfaction Agreement include a requirement that Eastside Distilling amend its Articles of Incorporation to increase its authorized common stock to 6,000,000 shares, so to assure that The B.A.D. Company will be able to convert its Series C shares to Common shares. If we fail to obtain stockholder approval of the amendment by March 31, 2024, the Debt Satisfaction Agreement requires Eastside Distilling to pay to The B.A.D. Company, to compensate for its inability to fully convert its Series C shares, liquidated damages set at $90,000 per month for twelve months. In addition, until Eastside’s stockholders approve the amendment, the Debt Satisfaction Agreement prohibits Eastside Distilling from issuing capital stock or derivatives (with modest exclusions).

Why We Need Stockholder Approval of this Proposal

If our stockholders do not approve the Charter Amendment Proposal, Eastside Distilling:

●	will be required to pay to The B.A.D. Company liquidated damages totaling $1,080,000; and

●	will be unable to issue any equity securities, whether to raise funds, attract employees, or for any other purpose.

That combination of outflow of funds without an ability to gain inflow could cause our company to fail. At a minimum, the results of a failure to approve the required amendment would severely restrict the growth of our company.

The Required Vote

Section 78.390 of the Nevada Revised Statutes provides that, in order to amend its articles of incorporation, a Nevada corporation must obtain the approval of stockholders with a majority of the voting power in the corporation. A stockholder who fails to vote in favor of Proposal 4, therefore, will have the same effect on the proposal as a stockholder who votes against Proposal 4.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE

CHARTER AMENDMENT PROPOSAL.

PROPOSAL NO. 5

AUTHORIZATION TO ADJOURN THE ANNUAL MEETING

General

If the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposal No. 4, our proxy holders may move to continue, adjourn, or postpone the Annual Meeting at that time in order to enable our Board to solicit additional proxies.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our Board to vote in favor of granting discretionary authority to the proxy holders, and each of them individually, to adjourn the Annual Meeting to another time and place, if necessary, to solicit additional proxies in the event there are not sufficient votes to approve Proposal 4. If our stockholders approve this proposal, we could continue, adjourn, or postpone the Annual Meeting and any continued, adjourned, or postponed session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat Proposal 4, we could continue, adjourn, or postpone the Annual Meeting without a vote on such proposal and seek to convince our stockholders to change their votes in favor of such proposal.

If it is necessary to continue, adjourn, or postpone the Annual Meeting, no notice of the continued, adjourned, or postponed meeting is required to be given to our stockholders, other than an announcement at the Annual Meeting of the time and place to which the Annual Meeting is continued, adjourned, or postponed, so long as the meeting is continued, adjourned, or postponed for 30 days or less and no new record date is fixed for the continued, adjourned, or postponed meeting. At the continued, adjourned, or postponed meeting, we may transact any business which might have been transacted at the original meeting.

Required Vote

Approval of the Adjournment Proposal requires that the majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the Adjournment Proposal vote for approval. Abstentions and broker non-votes will be counted as entitled to vote and will, therefore, have the same effect as a vote against the Adjournment Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADJOURNMENT PROPOSAL.

OTHER MATTERS

Stockholder Communications with the Board of Directors and Board Attendance at Annual Stockholder Meetings

Our stockholders may, at any time, communicate in writing with any member or group of members of the Board of Directors by sending such written communication to the attention of our Secretary by regular mail to our principal executive offices.

Copies of written communications received by our Secretary will be provided to the relevant director(s) unless such communications are considered, in the reasonable judgment of our Secretary, to be improper for submission to the intended recipient(s). Examples of stockholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to us or our business, or communications that relate to improper or irrelevant topics.

We do not maintain a formal policy regarding director attendance at annual stockholder meetings. The Chairman of the Board of Directors is expected to make all reasonable efforts to attend our annual stockholder meeting in person. If the Chairman is unable to attend an annual stockholder meeting for any reason, at least one other member of the Board of Directors is expected to attend in person. Other members of the Board of Directors are expected to attend our annual stockholder meeting in person if reasonably possible. The Company held its 2022 annual meeting on June 23, 2022. All of the Company’s directors attended our 2022 annual meeting of stockholders.

Proxy Materials Delivered to a Shared Address

Stockholders who have the same mailing address and last name may have received a notice that your household will receive only one set of proxy materials. This practice, commonly referred to as “householding,” is designed to reduce the volume of duplicate information and reduce printing and postage costs. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice, from us or from your bank, broker or other registered holder, that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. A number of banks, brokers and other registered holders with account holders who are our stockholders will be householding our proxy materials. If you hold your shares in street name, and no longer wish to participate in householding and would prefer to receive a separate proxy statement in the future, or currently receive multiple copies of the proxy materials and would like to request householding, please notify your bank, broker or other registered holder. If you are a holder of record, and no longer wish to participate in householding and would prefer to receive a separate proxy statement in the future, or currently receive multiple copies of the proxy materials and would like to request householding, please notify us in writing at 2321 NE Argyle Street, Unit D, Portland, OR 97211, or by telephone at (971) 888-4264. Any stockholder residing at a shared address to which a single copy of the proxy materials was delivered who wishes to receive a separate copy of our proxy statement may obtain a copy by written request addressed to 2321 NE Argyle Street, Unit D, Portland, OR 97211, attention: Secretary. We will deliver a separate copy of our proxy statement to any stockholder who so requests in writing promptly following our receipt of such request.

Stockholder Proposals for 2024 Annual Meeting

Stockholder proposals may be included in our proxy statement and form of proxy for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company- sponsored proxy materials. We currently anticipate holding our 2024 annual meeting of stockholders in August 2024, although the Board may decide to schedule the meeting for a different date. For a stockholder proposal to be considered pursuant to Rule 14a-8 for inclusion in our proxy statement and form of proxy for the annual meeting to be held in 2024, we must receive the proposal at our principal executive offices, addressed to our Secretary, no later than June 1, 2024. Unless the Board of Directors announces that the annual meeting will be held later than August 2024, any proposals received after June 1, 2024 will be considered untimely. Submitting a stockholder proposal does not guarantee that it will be included in our proxy statement and form of proxy.

In addition, a stockholder proposal that is not intended for inclusion in our proxy statement and form of proxy under Rule 14a-8 (including director nominations) shall be considered “timely” as calculated in accordance with Rule 14a- 4(c) under the Exchange Act, and may be brought before the 2024 annual meeting of stockholders provided that we receive information and notice of the proposal addressed to our Secretary at our principal executive offices, no later than June 1, 2024.

We strongly encourage any stockholder interested in submitting a proposal to contact our Secretary in advance of these deadlines to discuss any proposal he or she is considering, and stockholders may want to consult knowledgeable counsel with regard to the detailed requirements of applicable securities laws. All notices of stockholder proposals, whether or not intended to be included in our proxy materials, should be in writing and sent to our principal executive offices, located at: Eastside Distilling, Inc., 2321 NE Argyle Street, Unit D, Portland, OR 97211, Attention: Secretary.

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